                    AVANT! AND COMPASS--UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma condensed combined financial statements including the notes thereto, give effect to the September 12, 1997 acquisition of Compass by Avant! in exchange for $17,500,000 cash, 522,192 shares of Avant! common stock, and $4,948,000 of direct transaction costs in a transaction accounted for as a purchase. The condensed combined financial statements are based on and are qualified in their entirety by reference to, and should be read in conjunction with, the consolidated financial statements of Avant!, as previously filed, and Compass, included herein.

    The financial statement data as of September 30, 1997 and for the nine-month periods ended September 30, 1996 and 1997 are unaudited, and have been prepared on the same basis as the financial information derived from the audited financial statements, and in the opinion of management, contain all adjustments, consisting of normal recurring accruals, necessary for the fair presentation of the results of operations for such periods.

    An unaudited pro forma condensed combined balance sheet is not presented herein because the Compass acquisition is reflected in Avant!'s historical balance sheet as of September 30, 1997, as filed in Avant!'s September 30, 1997 Form 10-Q. The unaudited pro forma condensed combined statements of operations combine Avant! results of operations for the nine months ended September 30, 1996 and 1997 and the year ended December 31, 1996 with Compass results of operations for the six months ended June 30, 1996 and 1997 and the year ended December 31, 1996, giving effect to the acquisition as if it had occurred on January 1, 1996. Compass' condensed combined statements of operations are presented for the six months ended June 30, 1996 and 1997 because the three months ended June 30, 1997 was the last complete quarter of Compass operations prior to its acquisition. Upon consummation of the acquisition in September 1997, the Company expensed approximately $41,186,000 of acquired in-process research and development.

    The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial condition that would have occurred had the acquisition been consummated at January 1, 1996, nor is it necessarily indicative of future operating results or financial position.

                               AVANT! AND COMPASS

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                      PRO FORMA    PRO FORMA
                                                                                   AVANT!   COMPASS  ADJUSTMENTS   COMBINED
                                                                                  --------  -------  -----------   ---------
Revenue:
  Software......................................................................  $ 82,134  $33,942    $--         $116,076
  Services......................................................................    23,953   20,243     --           44,196
                                                                                  --------  -------  -----------   ---------
    Total revenue...............................................................   106,087   54,185     --          160,272
                                                                                  --------  -------  -----------   ---------
Costs and expenses:
  Costs of software.............................................................     2,512    5,003     --            7,515
  Costs of services and other...................................................     7,269    6,006     --           13,275
  Selling and marketing.........................................................    29,928   22,169     --           52,097
  Research and development......................................................    20,696   22,234      2,815(a)    45,745
  General and administrative....................................................    15,450    6,274     --           21,724
  Acquisition of technology.....................................................     1,700    --        --            1,700
  Merger expenses...............................................................     9,300    --        --            9,300
                                                                                  --------  -------  -----------   ---------
      Total operating expenses..................................................    86,855   61,686      2,815      151,356
                                                                                  --------  -------  -----------   ---------
      Income (loss) from operations.............................................    19,232   (7,501)    (2,815)       8,916
Other income (expense), net.....................................................     4,204   (1,220)    --            2,984
                                                                                  --------  -------  -----------   ---------
      Income (loss) before income taxes.........................................    23,436   (8,721)    (2,815)      11,900
Income tax expense (benefit)....................................................    10,952   (3,311)    (1,015)(a)    6,626
                                                                                  --------  -------  -----------   ---------
      Net income (loss).........................................................  $ 12,484  $(5,410)   $(1,800)    $  5,274
Cumulative dividends on Series A redeemable preferred stock.....................     --        (220)    --             (220)
                                                                                  --------  -------  -----------   ---------
Net income (loss) available to common shareholders..............................  $ 12,484  $(5,630)   $(1,800)    $  5,054
                                                                                  --------  -------  -----------   ---------
                                                                                  --------  -------  -----------   ---------
Net income (loss) per common share..............................................  $   0.47                         $   0.19
                                                                                  --------                         ---------
                                                                                  --------                         ---------
Weighted average shares outstanding.............................................    26,761                           27,283
                                                                                  --------                         ---------
                                                                                  --------                         ---------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                               AVANT! AND COMPASS

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                      PRO FORMA    PRO FORMA
                                                                                   AVANT!   COMPASS  ADJUSTMENTS   COMBINED
                                                                                  --------  -------  -----------   ---------
Revenue:
  Software......................................................................  $ 60,030  $17,990    $--          $78,020
  Services......................................................................    17,263   10,658     --           27,921
                                                                                  --------  -------  -----------   ---------
      Total revenue.............................................................    77,293   28,648     --          105,941
                                                                                  --------  -------  -----------   ---------
Costs and expenses:
  Costs of software.............................................................     1,802    3,068     --            4,870
  Costs of services and other...................................................     5,383    3,306     --            8,689
  Selling and marketing.........................................................    22,318   11,021     --           33,339
  Research and development......................................................    15,133   11,779      1,408(a)    28,320
  General and administrative....................................................    10,609    2,566     --           13,175
  Acquired in-process research and development..................................       300    --        --              300
  Merger expenses...............................................................       920    --        --              920
                                                                                  --------  -------  -----------   ---------
      Total operating expenses..................................................    56,465   31,740      1,408       89,613
                                                                                  --------  -------  -----------   ---------
      Income (loss) from operations.............................................    20,828   (3,092)    (1,408)      16,328
Other income (expense), net.....................................................     3,100     (532)    --            2,568
                                                                                  --------  -------  -----------   ---------
      Income (loss) before income taxes.........................................    23,928   (3,624)    (1,408)      18,896
Income tax expense (benefit)....................................................     8,664   (1,247)      (508)(a)    6,909
                                                                                  --------  -------  -----------   ---------
      Net income (loss).........................................................  $ 15,264  $(2,377)   $  (900)     $11,987
Cumulative dividends on Series A redeemable preferred stock.....................     --        (110)    --             (110)
                                                                                  --------  -------  -----------   ---------
Net income (loss) available to common shareholders..............................  $ 15,264  $(2,487)   $  (900)     $11,877
                                                                                  --------  -------  -----------   ---------
                                                                                  --------  -------  -----------   ---------
Net income (loss) per share.....................................................  $   0.57                          $  0.44
                                                                                  --------                         ---------
                                                                                  --------                         ---------
Weighted average shares outstanding.............................................    26,621                           27,143
                                                                                  --------                         ---------
                                                                                  --------                         ---------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                               AVANT! AND COMPASS

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                      PRO FORMA    PRO FORMA
                                                                                   AVANT!   COMPASS  ADJUSTMENTS   COMBINED
                                                                                  --------  -------  -----------   ---------
Revenue:
  Software......................................................................  $ 77,669  $15,747    $--          $93,416
  Services......................................................................    26,663    8,997     --           35,660
                                                                                  --------  -------  -----------   ---------
      Total revenue.............................................................   104,332   24,744     --          129,076
                                                                                  --------  -------  -----------   ---------
Costs and expenses:
  Costs of software.............................................................     1,635    1,862     --            3,497
  Costs of services and other...................................................     8,664    2,696     --           11,360
  Selling and marketing.........................................................    29,596   12,517     --           42,113
  Research and development......................................................    19,690    8,997      1,408(a)    30,095
  General and administrative....................................................    11,618    2,960     --           14,578
  Acquired in-process research and development..................................    41,186    --        --           41,186
                                                                                  --------  -------  -----------   ---------
      Total operating expenses..................................................   112,389   29,032      1,408      142,829
                                                                                  --------  -------  -----------   ---------
      Income (loss) from operations.............................................    (8,057)  (4,288)    (1,408)     (13,753)
Other income (expense), net.....................................................     3,592     (876)    --            2,716
                                                                                  --------  -------  -----------   ---------
      Income (loss) before income taxes.........................................    (4,465)  (5,164)    (1,408)     (11,037)
Income tax expense (benefit)....................................................    (1,607)  (1,508)      (508)(a)   (3,623)
                                                                                  --------  -------  -----------   ---------
      Net income (loss).........................................................  $ (2,858) $(3,656)   $  (900)     $(7,414)
Cumulative dividends on Series A redeemable preferred stock.....................     --        (110)    --             (110)
                                                                                  --------  -------  -----------   ---------
Net income (loss) available to common shareholders..............................  $ (2,858) $(3,766)   $  (900)     $(7,524)
Net income (loss) per common share..............................................  $  (0.11)                         $ (0.29)
                                                                                  --------                         ---------
                                                                                  --------                         ---------
Weighted average shares outstanding.............................................    25,616                           26,138
                                                                                  --------                         ---------
                                                                                  --------                         ---------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                               AVANT! AND COMPASS

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION

    The Avant! and Compass statements of operations for the year ended December 31, 1996 and for each of the nine months ended September 30, 1996 and 1997 have been combined, giving effect to the business combination as if it had occurred on January 1, 1996. The balance sheet is not presented herein because the Compass acquisition is reflected in Avant!'s historical balance sheet as of September 30, 1997. The statements of operations combine Avant! results of operations for the nine months ended September 30, 1996 and 1997 and the year ended December 31, 1996 with Compass results of operations for the six months ended June 30, 1996 and 1997 and the year ended December 31, 1996. The condensed combined statements of operations include Compass through the June 30, 1997 quarter, as that was the last complete quarter of Compass operations. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the consolidated financial statements of Avant! and Compass included elsewhere herein.

    No adjustments have been made to conform the accounting policies of the combining companies. The nature and extent of such adjustments, if any, will be based upon further study and analysis and are not expected to be significant.

(2) PRO FORMA ADJUSTMENTS

    The unaudited pro forma combined condensed statements of operations give effect to the following pro forma adjustment (in thousands):

    (a) Represents amortization of goodwill and other intangibles over expected useful lives ranging from four to five years and related tax benefit.

(3) PURCHASE PRICE ALLOCATION

    The Compass purchase price included cash of $17,500,000, 522,192 shares of Avant! common stock valued at $17,500,000, and transaction costs of $4,948,000. The net purchase price of $39,498,000 was allocated as follows: $6,701,000 to current assets; $4,441,000 to property, plant and equipment; $41,186,000 to in-process research and development; $14,822,000 to goodwill and other identifiable intangibles; and $27,202,000 to assumed liabilities.